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                                                                    Exhibit 10.7

                                                                 (Canada and HK)


THIS AGREEMENT is made the ______ day of ______________ 1999
BETWEEN

(1) Yellowhead Inn of 1445W, Central Street, Prince George, B.C., V2M 5S5, Canada ("Party A") of the one part; and

(2) Jenson International Travel Services Limited, a limited company incorporated in Hong Kong whose registered office is situate at Flats A and B, 12th Floor, Gold Union Commercial Building, No. 71 Connaught Road Central, Hong Kong ("Party B") of the other part.

WHEREAS:

(1) Party A is running a tourist business in Canada and is operating several trips for Xian in the People's Republic of China via Hong Kong/Hong Kong and Macau ("the Trips"). Details of the Trips and the prices therefor ("the Prices") (subject to seasonal fluctuation) are contained in the several brochures ("the Brochures") which are annexed hereto.

(2) Party A is desirous of sub-contracting out those stages of the Trips to be operated in Hong Kong/Hong Kong and Macau ("the Hong Kong Stages") and in China ("the China Stages") in the manners hereinafter stipulated.

NOW THEREFORE IT IS MUTUALLY AGREED:

1. Party A shall refer/assign all its customers for the Trips ("the Customers") to Party B (and to Party B only) as its exclusive sub-contractor for the operation of the Hong Kong Stages of the Trips consisting of (1) the reception of the Customers from Canada in the Hong Kong airport up to the departure of the Customers in the Hong Kong airport to Xian and (2) the reception of the Customers back from Xian in the Hong Kong airport up to the departure of the


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Customers in the Hong Kong airport back to Canada. Party B agrees to act as such exclusive sub-contractor and to take up the operation of the Hong Kong Stages of the Trips in the manners hereinafter stipulated.

2. Party A shall be responsible for purchasing the round trip tickets for the whole of the Trips for the Customers and shall ensure that each of the Customers shall hold a set of valid round trip ticket before departure from Canada.

3. Party A shall also be responsible for purchasing the round trip insurance coverage for the whole of the Trips for each of the Customers and shall ensure that each of the Customers shall hold a valid coverage of such insurance before departure from Canada.

4. Party B shall be responsible for all the costs and expenses within the ambit of the operation of the Hong Kong Stages of the Trips in the manners hereinafter stipulated and in accordance with the Brochures, except the costs of all the air-tickets and insurance coverage for the whole of the Trips, which are the responsibilities of Party A. For avoidance of doubt, all costs and expenses incurred outside the ambit of the operation of the Hong Kong Stages and the China Stages of the Trips are the responsibility of Party A.

5. In operating the Hong Kong Stages of the Trips, Party B shall ensure that the routes, the activities, the accommodations, the transportations (except the airway parts which are the responsibility of Party A), the guide-services and every other aspects of and incidental to the Hong Kong Stages of the Trips are operated in strict adherence to and compliance with those modes, qualities and standards as specified in the Brochures.

6. In operating the Hong Kong Stages of the Trips, Party B shall, when receiving, entertaining and guiding the Customers, ensure that such trip names and/or marks, signs or logos as specified in the Brochures shall be clearly, distinctively and visibly exhibited, erected, posted up or hanged up so as to allow the Customers to easily identify the same as the Trips for which they are joining.

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7.       In order to perform its duties in operating the Hong Kong Stages of the
Trips, Party B shall, upon receiving notice from Party A that any of the Trips is about to commence, make without delay all preliminary arrangements and checkings such as accommodation bookings, transportation bookings (except the airway parts which are the responsibility of Party A), sight-seeings availability and guide-services recruiting etc. so as to ensure that the Hong Kong Stages of the Trips can be properly and smoothly operated. In case any problem is encountered or foreseen by Party B, it shall immediately inform Party A of the same so as to allow Party A of sufficient time to consider the cancellation of the Trips. Party A undertake to give sufficient prior notice to Party B of the commencement of any of the Trips so as to allow Party B of sufficient time to make such preliminary arrangements and checkings.

8. In case any complaint by the Customers is made to Party B or any problem is encountered by Party B during the operation of the Hong Kong Stages of the Trips, Party B shall inform Party A of the same immediately and shall try its best to resolve such complaint or problem promptly and fairly. In operating the Hong Kong Stages of the Trips, Party B shall be personally liable for and shall keep Party A indemnified against any claims by the Customers arising from any breach of or deviation from or non-fulfillment of those modes, qualities or standards in respect of the Hong Kong Stages of the Trips as specified in the Brochures PROVIDED that any defense or exclusion or limitation factor available under the terms and conditions for the provision of the Trips which are available to Party A to meet such claims shall also be available to Party B in operating the Hong Kong Stages of the Trips.

9. Party B shall not without the consent in writing of Party A pledge or engage the credit of Party A or enter into or purport to enter into any contract on behalf of Party A.

10. Party B shall not without the consent in writing of Party A disclose to the Customers its name as the sub-contractor or operator of the Hong Kong Stages of the Trips and shall ensure that such trip names and/or marks, signs or logos as specified in the Brochures shall throughout the Hong Kong Stages of the Trips be used as the identifiers for the Trips to the Customers only.

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11.      In consideration of the services to be provided by Party B in the operation of the Hong Kong Stages of the Trips, Party B shall be entitled to receive from Party A a remuneration equal to 25% of the Prices paid by the Customers for the Trips. Such remuneration shall be paid by Party A to Party B before the commencement of the Trips. In case there is any subsequent fluctuation in the Prices, the actual amounts to be received by Party B shall fluctuate accordingly PROVIDED that if there is any reduction in the Prices without the prior consent of Party B, Party B shall be entitled to refuse to take up those Trips at the reduced Prices.

12. Party A undertakes that it shall receive the full amounts of the Prices from the Customers before any of the Trips shall commence.

13. Party A hereby further appoints Party B as its agent for the purposes of finding suitable operator in China for the operation of the China Stages of the Trips. Party B hereby accepts the appointment to act as such agent.

14. In acting as such agent, Party B shall do the followings on behalf of Party A:

         (a) to find suitable operator in China ("the China Operator") to operate the China Stages of the Trips from the reception of the Customers from Hong Kong in the Xian airport until the departure of the Customers in the Xian airport back to Hong Kong;

         (b) to sign the sub-contracting agreement for the operation of the China Stages of the Trips with the China Operator;

         (c) to liaise with the China Operator and Party A regarding any matters arising on the operations of the China Stages of the Trips.

PROVIDED that Party B shall do the above-mentioned matters in its own name to the intent that Party B shall act as an undisclosed agent of Party A. Party A undertake to indemnify Party B


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against any loss, damages or liability whatsoever that may be incurred or suffered by Party B by virtue of acting as such undisclosed agent of the Party
A.

15. Party B shall not be responsible or liable for anything which shall happen within the ambit of the operation of the China Stages of the Trips by the China Operator PROVIDED that in concluding any sub-contracting agreement with the China Operator, Party B shall ensure that such sub-contracting agreement shall contain such terms as similar to the terms in this Agreement to the intent that the China Operator in operating the China Stages of the Trips shall perform the similar duties and have the similar rights as Party B in operating the Hong Kong Stages of the Trips shall perform/have and that the remuneration to the China Operator shall be fixed at 35% of the Prices (subject to the same fluctuating provision as contained in clause 11 above). The 35% remuneration payable to the China Operator shall be forwarded by Party A to Party B before the commencement of the Trips.

16. In consideration of Party B accepting the appointment as the undisclosed agent of Party A and performing the agency works as mentioned in clause 14 above, Party B shall be entitled to receive from Party A a remuneration equal to 5% of the Price. Such remuneration shall be paid by Party A to Party B before the commencement of the Trips and shall be subject to the same fluctuation provision as contained in clause 11 above.

17. This Agreement shall commence on the date hereof and shall continue in force thereafter until terminated:

         (a) By either party giving not less than 3 months' written notice of termination to the other; or

         (b) Forthwith by either party giving written notice to the other party in any of the following events:

                  (i) if a distress or execution is levied against any of the property of the other party and is not paid out within 14 days; or

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                  (ii)     if the other party ceases to carry on its business or
                           substantially the whole of its business; or

                  (iii) if the other party announces that it is intending to cease, or considering ceasing to carry on its business or substantially the whole of its business; or

                  (iv) if an encumbrancer takes possession, or a receiver is appointed of any party of the assets of the other party.

18. The termination of this Agreement under the preceding clause shall not prejudice any rights of either party in existence prior to the effective date of termination. In the event of a termination under sub-clause (a) above the termination shall not apply in relation to the Trips which have commenced prior to the effective date of termination and the rights and obligations of each party under this Agreement in respect of such trips shall survive the termination and be enforceable notwithstanding such termination. In the event of a termination under sub-clause (b) above such provision shall apply in relation to the Trips commenced prior to the effective date of termination as the party terminating this Agreement shall stipulate as being most appropriate for giving effect to the substance of this Agreement and the interests of the Customers in the circumstances which have arisen.

19. Any notice given hereunder by either party to the other may be sent by facsimile transmission or prepaid recorded delivery post to the party's address given above in which event it shall be deemed to have been received within 2 working days after the date of posting. Any notice given by facsimile shall be deemed immediately received upon confirmation of completion of such transmission.

20. This Agreement shall supersede any and all previous agreements or arrangements between the parties hereto.

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21.      This Agreement shall take effect on 1st January 1999 and shall be deemed made on that day.

22. This Agreement shall be interpreted and governed by the English laws and the parties hereto submit to the non-exclusive jurisdictions of the English courts.


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 SIGNED by ADRIAN LOH               )   For and on behalf of
                                    )
for and on behalf of Party A        )   YELLOWHEAD INN
                                    )
in the presence of :                )   ---------------------------------------
                                        Authorized Signature






SIGNED by CHENG CHAO MING            )  For and on behalf of
                                     )
for and on behalf of Party B         )  JENSON INTERNATIONAL TRAVEL SERVICE LTD.
                                     )
in the presence of :                 )  --------------------------------------
                                        Authorized Signature


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